Exhibit 10.16.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TWELFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of April 25, 2019

Between

QUICKEN LOANS INC., as Seller,
 and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.                                     This Amendment.

The Parties agree hereby to amend (for the twelfth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018 and the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to extend the latest Termination Date, add additional types of Eligible Mortgage Loans and change the aging limit for a specific class of Jumbo Loans, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby and are consequently sometimes nonsequential.

2.                                     Definitions; Interpretation

A.                                   The following definitions are respectively amended to read as follows:

“Aged Loan” means, on any day, a Purchased Mortgage Loan that is not a Designated Jumbo Loan, whose Purchase Date was more than [***] but not more than [***] before that day, or such different period, if any, as Administrative Agent and Seller shall agree to from time to time and Administrative Agent shall specify in a written notice to Custodian.

“ Agency Guidelines” means those applicable requirements, standards, policies, procedures and other guidance documents that may be issued or adopted by the Agencies from time to time with respect to their purchase or guaranty of residential mortgage loans, including Freddie Mac New Condo Loans, Homestyle ® Renovation Loans and Expanded Criteria Loans, which requirements govern the Agencies’ willingness to purchase or guaranty such loans.

“Conventional Conforming Loan” means a Mortgage Loan that conforms to Agency Guidelines. The term Conventional Conforming Loan includes Homestyle® Renovation Loans and Freddie Mac New Condo Loans but does not include a Mortgage Loan that is a Government Loan.

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)                                     for which each of the applicable representations and warranties set forth on Exhibit B is true and correct in all material respects as of such date of determination;

(ii)                                  that is either a Conventional Conforming Loan, a Government Loan or a Jumbo Loan;

(iii)                               that is a MERS Designated Mortgage Loan;

(iv)                              that is eligible for sale to, or securitization by, an Approved Takeout Investor under its Takeout Guidelines;

(v)                                 whose Origination Date was no earlier than thirty (30) days before its Purchase Date;

(vi)                              that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Jumbo Loan (other than a Designated Jumbo Loan)	[***]
Pooled Loan	[***]
Conventional Conforming Loan	[***]
Government Loan	[***]
Aged Loan	[***]
Designated Jumbo Loan	[***]

(vii) that does not have a Combined Loan-to-Value Ratio in excess of (1) [***] in the case of a Government Loan other than an RHS Loan, (2) [***] in the case of an RHS Loan, (3) [***] in the case of a Conventional Conforming Loan or an Expanded Criteria Loan or (4) the higher of the CLTVs specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type and minimum FICO Score, and if its Loan-to-Value Ratio is in excess of [***], it has private mortgage insurance in an amount required by the applicable Agency Guidelines;

(viii)                        if not a Jumbo Loan or a Low FICO FHA/VA Loan, whose Mortgagor has a FICO Score of at least [***];

(ix)                              if a Jumbo Loan, whose Mortgagor has a FICO Score of at least the lower of the minimum FICO Scores specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type, minimum FICO Score and maximum CLTV;

(x)                                 if a Jumbo Loan, whose Mortgagor has a debt-to-income ratio no greater than the higher of the maximum debt-to-income ratios specified on Schedule III and Schedule III-QL for Jumbo Loans of a corresponding loan purpose, product type, minimum FICO Score and maximum CLTV;

(xi)                              if a Low FICO FHA/VA Loan, whose Mortgagor has a FICO Score of at least 580 and whose Purchase Price, when added to the sum of the Purchase Prices of all Low FICO FHA/VA Loans which are then subject to Transactions, is less than or equal to [***];

(xii)                           for which, on or before its Purchase Date, its Asset Schedule has been delivered to Buyer and Custodian;

(xiii)                        for which, if not a Wet Loan, on or before its Purchase Date

a     complete Asset File has been delivered to Custodian and Buyer has received an Asset Schedule and Exception Report that includes it;

(xiv)                       for which, if a Wet Loan, at or before its Wet Delivery Deadline a complete Asset File has been delivered to Custodian and Buyer has received an Asset Schedule and Exception Report that includes it;

(xv)                          if a Wet Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Wet Loans that are then subject to Transactions, is less than or equal to (i) [***] of the Facility Amount on any day that is one of the first five (5) or the last five (5) Business Days of any calendar month or (ii) [***] of the Facility Amount on any other day;

(xvi)                       that, if a Jumbo Loan covered by a Takeout Commitment (instead of by Hedging Arrangement), (a) is not subject to a Takeout Agreement that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default and (b) has not been rejected or excluded for any reason (other than default by Administrative Agent) from the related Takeout Commitment by the Approved Takeout Investor;

(xvii)                    if an ERC Mortgage Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other ERC Mortgage Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xviii)                 if an RHS Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other RHS Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xix)                       if a Second Home Loan or an Investor Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Second Home Loans and Investor Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xx)                          if an Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Aged Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

(xxi)                       that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to (i) [***], or (ii) if Administrative Agent shall have given notice to Seller that Administrative Agent, as agent and representative of Buyers, elects to engage in no future uncommitted, discretionary Transactions, [***]; provided that no such notice shall have the effect of changing the scheduled Repurchase Date of any Jumbo Loan that is then already subject to a Transaction;

(xxii)                    if a Jumbo Loan, is covered by either (i) a Takeout Commitment issued by CL or by a best efforts Takeout Commitment issued by another Approved Takeout Investor that is approved by Administrative Agent for the purchase of Jumbo Loans or (ii) Hedging Arrangements;

(xxiii)                 that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xxiv)                for which the related Mortgage Note has not been out of the possession of Custodian pursuant to a Request for Documents Release requesting release to Seller or Interim Servicer of a Mortgage Note for correction or servicing, for more than ten (10) Business Days after the date that Mortgage Note was received by Seller or Interim Servicer;

(xxv)                   for which neither the related Mortgage Note nor the Mortgage (if not an eMortgage) has been out of the possession of Custodian pursuant to a Bailee Letter for more than sixty (60) calendar days or, if longer, the number of days specified in such Bailee Letter;

(xxvi)                if a Pooled Loan, its purchase is to be funded from the Committed Facility Amount (Pooled Loans are not eligible for purchase with funds from the Uncommitted Facility Amount); and

(xxvii)             that is not a Defaulted Loan.

“Quicken Loans Non-Agency Jumbo Guidelines” means Seller’s underwriting guidelines for Jumbo Loans that are in effect as of the effective date of the Twelfth Amendment to MRA, a copy of which is attached as Schedule III-QL thereto.

“Repurchase Date” means, with respect to each Transaction, the date on which Seller is required to repurchase (or the earlier date, if any, on which Seller electively repurchases) from Administrative Agent the Purchased Mortgage Loans or MBS that are subject to that Transaction. The Repurchase Date shall occur (i) for Transactions terminable on a date certain, on the date specified in the Confirmation and (ii) for repurchases of Defective Mortgage Loans under Section 3(j), the Early Repurchase Date; provided that in any case, the Repurchase Date with respect to each Transaction shall occur no later than the earlier of (A) the Termination Date and (B) for (i) each MBS, [***] after its Settlement Date, (ii) each Pooled Loan (whether or not its Pool has been exchanged for cash or an MBS) or other Purchased Mortgage Loan except an Aged Loan or a Designated Jumbo Loan, [***] its Purchase Date, (iii) each Aged Loan, [***] its Purchase Date and (iv) each Designated Jumbo Loan, [***] days after its Purchase Date.

“Termination Date” means the earliest of:

(i)                                     the Business Day, if any, that Seller designates as the Termination Date by written notice given to Administrative Agent at least thirty (30) days before such date;

(ii)                                  the Business Day that Administrative Agent designates as the Termination Date by written notice given to Seller after the date (if any) of [***] death or disability, which notice Administrative Agent shall have the right to give only if Administrative Agent has not sooner approved in writing the new voting control (if any) of Rock Holdings and Seller’s new senior management team, which voting control or executive management team (or both) shall have been established as a direct or indirect result or consequence of, or in response to, [***] death or disability and which Termination Date must be at least one hundred eighty (180) days after the date of his death or disability and at least ten (10) Business Days after the date of such written notice by Administrative Agent;

(iii)                               the date of declaration of the Termination Date pursuant to clause

(vi)                              of Section 12(c); and

(iv)                              April 23, 2021.

B.                                   The following new definitions are added to Section 2.1(a), in alphabetical order:

“Designated Jumbo Loan” means a Jumbo Loan designated by Seller in a writing delivered to Administrative Agent on or before its Purchase Date for inclusion in a Pool dedicated to be the base and backing for MBS to be issued in a securitization transaction for which J.P. Morgan Securities LLC is lead underwriter.

“ERC Mortgage Loan” means a Mortgage Loan originated by a Third Party Originator and acquired by Seller through either Seller’s wholesale channel or Seller’s correspondent channel, that Seller has confirmed was underwritten in accordance with Seller’s underwriting standards for such TPO Loans and subject to the same underwriting standards as are specified for Mortgage Loans originated by Seller in Section 11(v), as well as all applicable Agency Guidelines. The Loan Level Representation in clause (ddd) of Exhibit B is not applicable to ERC Mortgage Loans.

“Fannie Mae Guide” means the Fannie Mae Selling Guide, a pdf of the version of which that is current as of the Twelfth Amendment Effective Date is here:

https://www.fanniemae.com/content/guide/sel040319.pdf

“Freddie Mac Guide” means the Freddie Mac Single- Family Seller/Servicer Guide, a pdf of the version of which that is current as of the Twelfth Amendment Effective Date is here:

http://www.freddiemac.com/singlefamily/pdf/guide.pdf

“Freddie Mac New Condo Loan” means a Mortgage Loan that is a “New Condominium Project” as defined in the Glossary, and in Section 5701.1, of the Freddie Mac Guide and complies with Freddie Mac’s project review and eligibility requirements in Section 5701.2 of the Freddie Mac Guide subject to such variances, if any, therefrom that are either agreed to in writing between Seller and Freddie Mac or specified in a written Freddie Mac waiver.

“Ginnie Mae Guide” means the Ginnie Mae MBS Guide, the downloadable version of which that is current as of the Twelfth Amendment Effective Date is here:

https://www.ginniemae.gov/issuers/program_guidelines/Pages/MBSGuideLib.aspx

“Homestyle® Renovation Loan” means a Mortgage Loan underwritten in accordance with Fannie Mae’s financing limits and other standards and requirements for Homestyle® Renovation Loans, including those set forth in Section B5-3.2 of the Fannie Mae Guide, and eligible for purchase by Fannie Mae. The Loan Level Representation in clause (ooo) of Exhibit B is not applicable to Homestyle® Renovation Loans.

“Twelfth Amendment Effective Date” means the effective date of the Twelfth Amendment to MRA.

“Twelfth Amendment to MRA” means the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019 among the Parties, amending this Agreement.

C. The following new clauses are added to the end of Exhibit B immediately following clause (ooo):

(ppp)                   If the Mortgage Loan is a Designated Jumbo Loan, it is to be included in a Pool dedicated to be the base and backing for MBS to be issued in a securitization transaction for which J.P. Morgan Securities LLC is lead underwriter.

(qqq)                   If the Mortgage Loan is an ERC Mortgage Loan, it was underwritten in accordance with Seller’s underwriting standards for such TPO Loans and the same underwriting standards as are specified for Mortgage Loans originated by Seller in Section 11(v), as well as all applicable Agency Guidelines.

(rrr)                            If the Mortgage Loan is a Freddie Mac New Condo Loan, is a “New Condominium Project” as defined in the Glossary, and in Section 5701.1, of the Freddie Mac Guide and complies with Freddie Mac’s project review and eligibility requirements in Section 5701.2 of the Freddie Mac Guide subject to such variances, if any, therefrom that have either been agreed to in writing between Seller and Freddie Mac or specified in a written Freddie Mac waiver.

(sss)                         If the Mortgage Loan is a Homestyle® Renovation Loan, it was underwritten in accordance with Fannie Mae’s financing limits and other standards and requirements for Homestyle® Renovation Loans, including those set forth in Section B5-3.2 of the Fannie Mae Guide, and eligible for purchase by Fannie Mae, and none of its proceeds for allowed repair and renovation costs have been disbursed.

7.                                     Conditions Precedent

Section 7 is amended by addition of the following new Section 7(c) to the end of Section 7:

(c) Conditions Precedent to the Effectiveness of the Twelfth Amendment to this Agreement . The effectiveness of the Twelfth Amendment to MRA shall be subject to the satisfaction of each of the following conditions precedent (any of which Administrative Agent may electively waive, in Administrative Agent’s sole discretion):

(i) as of the Twelfth Amendment Effective Date, no material action, proceeding or investigation shall have been instituted or threatened, nor shall any material order, judgment or decree have been issued or proposed to be issued by any Governmental Authority with respect to Seller that has not been disclosed to Administrative Agent; and

(iii) Seller shall have paid to the extent due all fees and out-of-pocket costs and expenses reasonably incurred (including due diligence fees and expenses and reasonable legal fees and expenses) required to be paid under this Agreement or any other Transaction Document.

11.                              Seller’s Covenants

Section 11(v) is amended to read as follows:

(v) Underwriting Guidelines. Seller will underwrite Eligible Mortgage Loans other than Jumbo Loans in compliance with Agency Guidelines. Seller will underwrite Jumbo Loans in compliance with Quicken Loans Non-Agency Jumbo Guidelines. If Seller changes the Quicken Loans Non-Agency Jumbo Guidelines from time to time to increase the maximum LTV/CLTV, increase the maximum debt-to-income ratio or reduce the minimum FICO Score for Jumbo Loans of a particular Loan Purpose and Product or Property type, to be greater than the maximum LTV/CLTV factor, greater than the maximum debt-to-income ratio factor or less than the minimum FICO Score factor that are specified in Schedule III attached to the Twelfth Amendment to MRA, Seller will notify Administrative Agent of such change and provide a copy of its revised Quicken Loans Non-Agency Jumbo Guidelines, and Administrative Agent will review such change and notify Seller on or before ten (10) Business Days after receipt whether Administrative Agent approves or disapproves such change. If Administrative Agent approves such change, the Parties agree to amend this Agreement to adjust Schedule III to match such changed factor in the revised Quicken Loans Non-Agency Jumbo Guidelines (and to substitute such revised Quicken Loans Non-Agency Jumbo Guidelines for Schedule III-QL attached to the Twelfth Amendment to MRA). If Administrative Agent does not approve such change, Schedule III attached to the Twelfth Amendment to MRA (or the most recent previous substitution therefor, if any) shall remain and continue in effect for purposes of this Agreement.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A ..
Administrative Agent

By:	/s/ Preeti Yeung
	Name:	Preeti Yeung
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:	/s/ Preeti Yeung
	Name:	Preeti Yeung
	Title:	Authorized Officer

QUICKEN LOANS INC.,
Seller

By:
Jay Farner
Chief Executive Officer

Attached:

Schedule III

Schedule III-OL

(Counterpart signature page to Twe!fth Amendment to Master Repurchase Agreement)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
Administrative Agent

By:
Carolyn Johnson
Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:
Carolyn Johnson
Authorized Officer

QUICKEN LOANS INC.,
Seller

By:	/s/ Jay Farner
	Name:	Jay Farner
	Title:	Chief Executive Officer

(Counterpart signature page to Twe!fih Amendment to Master Repurchase Agreement)

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